SUPPLEMENT DATED FEBRUARY 3, 2010
TO

PROSPECTUS DATED MAY 1, 2001
FOR COMPASS 1

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT C

This supplement contains information regarding changes to an investment option that is currently available under your Contract.

Effective immediately, the name of MFS Emerging Growth Fund has been changed to MFS Growth Fund.

Please retain this supplement with your prospectus for future reference.

Compass 1 (US) 02/2010